UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Under § 240.14a-12

Telkonet, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TELKONET, INC.

20800 Swenson Drive

Suite 175

Waukesha, WI 53186

414-302-2299

April 14, 2020

Dear Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders of Telkonet, Inc. (the “Company”) to be held on May 28, 2020 at 1:00 p.m., local time, at Telkonet, Inc., 20800 Swenson Dr., Suite 175, Waukesha, WI 53186.

The accompanying Notice of Annual Meeting of Stockholders outlines the matters to be brought forth at the meeting, and the accompanying Proxy Statement discusses these matters in greater detail.  Please read both carefully.

Whether or not you plan to attend the meeting, we urge you to complete, date and sign the enclosed proxy card and return it at your earliest convenience. No postage need be affixed if you use the enclosed envelope and it is mailed in the United States. You may also vote by telephone or via the Internet. If you have any questions or need assistance in completing the proxy card or voting by telephone or via the internet, please contact Investor Relations at ir@telkonet.com or call 414-302-2299.

We are mailing this Proxy Statement and a proxy card on or about April 14, 2020 to those stockholders who have indicated a preference to receive paper copies.

Only holders of record of our common stock, par value $0.001 per share, our Series A Preferred Stock, par value $0.001 per share, and our Series B Preferred Stock, par value $0.001 per share, at the close of business on March 31, 2020 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

Our proxy statement and the proxy card are enclosed along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which is being provided as our Annual Report to Stockholders. These materials are also available on the following website at http://www.proxyvote.com.

YOUR VOTE IS IMPORTANT.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD

OR VOTE BY TELEPHONE OR VIA THE INTERNET

IMMEDIATELY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

We currently intend to hold the 2020 Annual Meeting in person. However, we are actively monitoring the coronavirus (COVID-19) situation and are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or not advisable to hold our 2020 Annual Meeting on May 28, 2020, we will announce alternative arrangements for the meeting through all appropriate means as promptly as possible. The alternate arrangements may include a change in the date, time, or location of the meeting, including holding the meeting by remote communication.

Sincerely yours,

/s/ Jason L. Tienor

Jason L. Tienor
Chief Executive Officer

TELKONET, INC.

20800 Swenson Drive

Suite 175

Waukesha, WI 53186

414-302-2299

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 14, 2020

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Telkonet, Inc., a Utah corporation (the “Company”), will be held on May 28, 2020 at 1:00 p.m., local time, at the offices of Telkonet, Inc., 20800 Swenson Dr., Suite 175, Waukesha, WI 53186 for the following purposes:

1.	To elect five (5) directors to the Company’s Board of Directors, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified, or until his earlier death, resignation, disqualification, or removal;
2.	To ratify the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2020;
3. 4. 5.

To approve the Telkonet, Inc. 2020 Stock Option and Incentive Plan (the “2020 Plan”)

To provide a non-binding advisory approval of the compensation of our named executive officers; and

To transact such other business as may properly come before the Meeting.

Only holders of record of the Company’s common stock, par value $0.001 per share, the Company’s Series A Preferred Stock, par value $0.001 per share, and the Company’s Series B Preferred Stock, par value $0.001 per share, at the close of business on March 31, 2020, the record date, are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

Unless you attend the meeting and vote your shares as discussed below, your shares will not be voted with respect to the election of directors, the non-binding advisory approval of the compensation of our named executive officers, and the 2020 Plan if you hold your shares in street name and have not provided instructions to your broker, bank, or other nominee. We strongly encourage you to submit your voting instruction card and exercise your right to vote as a stockholder.

Your vote is important.  Even if you plan to attend the Meeting in person, the Company requests that you sign and return the enclosed proxy card, or vote by telephone or over the Internet as instructed in these materials, as promptly as possible to ensure that your shares will be represented at the Meeting if you are unable to attend. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” each of the nominees for director, “FOR” the ratification of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2020, “FOR” the approval of the 2020 Plan, “FOR” the non-binding advisory approval of the compensation of our named executive officers, and in the discretion of the proxies on any other matter which may properly come before the Meeting. If you do attend the Meeting and wish to vote in person, you may withdraw your proxy and vote in person. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a proxy issued in your name.

We currently intend to hold the Meeting in person. However, we are actively monitoring the coronavirus (COVID-19) situation and are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or not advisable to hold the Meeting on May 28, 2020, we will announce alternative arrangements for the meeting through all appropriate means as promptly as possible. The alternate arrangements may include a change in the date, time, or location of the meeting, including holding the meeting by remote communication

By order of the Board of Directors,

/s/ Richard E. Mushrush

Richard E. Mushrush
Secretary

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR, “FOR” PROPOSALS 2, 3, and 4.

YOU CAN VOTE IN ONE OF FOUR WAYS:

(1)	Visit the website noted on your proxy card or notice of internet availability of proxy materials to vote via the Internet;

(2)	Vote by telephone at the number noted on your proxy card or notice of internet availability of proxy materials;

(3)	Sign, date and return your proxy card in the enclosed envelope to vote by mail; OR

(4)	Attend the Meeting and vote in person.

TELKONET, INC.

20800 Swenson Drive

Suite 175

Waukesha, WI 53186

414-302-2299

PROXY STATEMENT

This proxy statement contains information related to the Annual Meeting of Stockholders (the “Meeting”) of Telkonet, Inc., a Utah corporation, to be held on May 28, 2020 at 1:00 p.m., local time, at the offices of Telkonet, Inc., 20800 Swenson Dr. Suite 175, Waukesha, WI 53186, and at any postponements or adjournments thereof.  In this proxy statement, “Telkonet”, the “Company”, “we”, “us” and “our” refer to Telkonet, Inc.

Under Securities and Exchange Commission rules, we are making this proxy statement and our Annual Report to Stockholders available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who receive a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet. The Notice and, as applicable, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which is being provided as our Annual Report to Stockholders, are being sent to stockholders on or about April 14, 2020.

If you received the Notice by mail and would prefer to receive a printed copy of our proxy materials, please follow the instructions for requesting printed copies included in the Notice.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to Be Held on May 28, 2020.

This proxy statement and accompanying notice, proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2019, are available on the following website at http://www.proxyvote.com.

VOTING AT THE ANNUAL MEETING

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Attendance at the Meeting will not, in and of itself, revoke a proxy.  Proxies may be revoked by:

●	Filing with the Secretary of Telkonet, at or before the taking of the vote at the Meeting, a written notice of revocation dated later than the proxy;
●	Voting again at a later date (but prior to the Meeting) on the Internet or by telephone;
●	Executing a later dated proxy relating to the same shares of capital stock and delivering it to the Secretary of Telkonet before the taking of the vote at the Meeting; or
●	Attending the Meeting and voting in person.

Any written revocation or subsequent proxy should be sent so as to be delivered to Telkonet, Inc., 20800 Swenson Drive, Suite 175, Waukesha, WI 53186, Attention: Corporate Secretary, or hand delivered to the Secretary of Telkonet or his representative at or before the taking of the vote at the Meeting.

If the Meeting is postponed or adjourned, proxies given pursuant to this solicitation will be utilized at any subsequent reconvening of the Meeting, except for any proxies that previously have been revoked or withdrawn effectively, and notwithstanding that proxies may have been effectively voted on the same or any other matter previously.

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Voting Rights

Only holders of record of our common stock, par value $0.001 per share (“common stock”), holders of record of our Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), and holders of record of our Series B Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”) at the close of business on March 31, 2020, the record date (the “Record Date”), are entitled to notice of and to vote at the Meeting, and at any postponements or adjournments thereof.  Holders of our Series A Preferred Stock and holders of our Series B Preferred Stock will each vote on an as-converted basis together with holders of our common stock as a single class in connection with each of the proposals in this proxy statement. Each share of common stock is entitled to one vote on all matters to be voted upon at the Meeting; each share of Series A Preferred Stock is entitled to 13,774 votes on all matters to be voted upon at the Meeting; and each share of Series B Preferred Stock is entitled to 38,461 votes on all matters to be voted on at the Meeting. At least a majority of our shares outstanding on the Record Date and entitled to vote (counting our Series A Preferred Stock and Series B Preferred Stock each on an as-converted basis, representing an aggregate of 4,548,162 shares of common stock for such purposes) must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when a nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner.

How to Vote; How Proxies Work

Our Board of Directors (the “Board of Directors” or the “Board”) is asking for your proxy.  Whether or not you plan to attend the Meeting, we urge you to vote by proxy as you can always change your vote at the Meeting.  Please provide your proxy by voting on the Internet or by telephone, or complete, date and sign the enclosed proxy card and return it at your earliest convenience. We will bear the costs incidental to the solicitation and obtaining of proxies, including the costs of reimbursing banks, brokers and other nominees for forwarding proxy materials to beneficial owners of our capital stock.  Proxies may be solicited by our officers and employees, without extra compensation, in person, by telephone, and by other methods of communication.

At the Meeting, and at any postponements and adjournments thereof, all shares entitled to vote and represented by properly executed proxies received prior to the Meeting and not revoked will be voted as instructed on those proxies. If no instructions are indicated on a properly executed proxy, the shares will be voted “FOR” each of the nominees for director, “FOR” the ratification of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2020, “FOR” the approval of the Telkonet, Inc. 2020 Stock Option and Incentive Plan (the “2020 Plan”), “FOR” the non-binding advisory approval of the compensation of our named executive officers, and in the discretion of the proxies on any other matter which may properly come before the Meeting.

Questions and Answers

Q.           What am I voting on?

You are voting on four proposals:

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Proposal No.1:  For the election of five (5) nominees to our Board of Directors, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified, or until his earlier death, resignation, disqualification, or removal.

Proposal No.2: For ratification of the selection of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2020.

Proposal No.3: To approve the Telkonet, Inc. 2020 Stock Option and Incentive Plan (the “2020 Plan”).

Proposal No.4: To provide a non-binding advisory approval of the compensation of our named executive officers.

Q.           Who is entitled to vote?

Only holders of record of our common stock and holders of record of our Series A Preferred Stock and Series B Preferred Stock at the close of business on March 31, 2020, the Record Date, are entitled to vote shares held by such stockholders on that date at the Meeting.

Q.           How do I vote?

Vote by Internet: Visit the website noted on your proxy card or the Notice to vote via the Internet.

Vote By Telephone: Call the number noted on your proxy card or Notice to vote by telephone.

Vote By Mail:  Sign and date the proxy card you receive and return it in the enclosed stamped, self-addressed envelope.

Vote in Person:  Sign and date the proxy you receive and return it in person at the Meeting. If your shares are held in the name of a bank, broker or other holder of record (i.e., in “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet voting will be offered to stockholders owning shares through most banks and brokers.

Q.           How many votes do I have?

On each matter to be voted upon, each share of common stock is entitled to one vote, each share of Series A Preferred Stock is entitled to 13,774 votes and each share of Series B Preferred Stock is entitled to 38,461 votes.

Q.           How many shares were outstanding on the Record Date?

At the close of business on March 31, 2020, the Record Date, there were 140,859,497 shares outstanding (counting our Series A Preferred Stock and our Series B Preferred Stock on an as-converted basis, representing an aggregate of 4,548,162 shares of common stock for such purposes).

Q.           What is a “quorum” for purposes of the Meeting?

In order to conduct business at the Meeting, a quorum of stockholders is necessary to hold a valid meeting. Holders of our Series A Preferred Stock and holders of our Series B Preferred Stock will each vote on an as-converted basis together with holders of our common stock as a single class in connection with each of the proposals contained in this proxy statement. At least a majority of our shares outstanding on the Record Date and entitled to vote (counting our Series A Preferred Stock on an as-converted basis and our Series B Preferred Stock on an as-converted basis, representing an aggregate of 4,548,162 shares of common stock for such purposes) must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business.  At the close of business on the Record Date, there were 140,859,497 shares outstanding and entitled to vote (counting our Series A Preferred Stock on an as-converted basis and our Series B Preferred Stock on an as-converted basis, representing an aggregate of 4,548,162 shares of common stock for such purposes) and, accordingly, the presence, in person or by proxy, of at least 70,429,769 shares is necessary to meet the quorum requirement.

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Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the holders of a majority of shares present at the Meeting in person or represented by proxy may adjourn the Meeting to another date.

Q.           Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies, including the printing and filing of this proxy statement, the Notice, the proxy card and any additional information furnished to stockholders. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the reasonable out-of-pocket expenses they incur to forward proxy materials to beneficial owners.

Q.           What if I return a proxy card but do not make specific choices?

All shares for which a proxy has been properly submitted and not revoked will be voted at the Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted in the discretion of the proxies. The proxies intend to vote in favor of the election of each director nominee, in favor of Proposal Nos 2, 3, and 4.

If any other matter is properly presented at the Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Q.           Can I access the proxy materials electronically?

This proxy statement, the proxy card, and our Annual Report on Form 10-K for the period ended December 31, 2019 are available on the following website at http://www.proxyvote.com.

Q.           Can I change my vote or revoke my proxy?

Yes.  You may change your vote or revoke your proxy at any time before the proxy is exercised. Proxies may be revoked by:

●	Filing with the Secretary of Telkonet, at or before the taking of the vote at the Meeting, a written notice of revocation dated later than the proxy;
●	Voting again at a later date (but prior to the Meeting) on the Internet or by telephone;
●	Executing a later dated proxy relating to the same shares of capital stock and delivering it to the Secretary of Telkonet, including by facsimile, before the taking of the vote at the Meeting; or
●	Attending the Meeting and voting in person.

Any written revocation or subsequent proxy should be sent so as to be delivered to Telkonet, Inc., 20800 Swenson Drive, Suite 175, Waukesha, WI 53186, Attention: Corporate Secretary, or hand delivered to the Secretary of Telkonet or his representative at or before the taking of the vote at the Meeting. Attendance at the Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Corporate Secretary before the proxy is exercised or you vote by written ballot at the Meeting.

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Q.           What is the process for admission to the Meeting?

If you are a record owner of your shares (i.e., your shares are held in your name), you must show government issued identification. Your name will be verified against the stockholder list. If you hold your shares through a bank, broker or other nominee, you must also bring a copy of your latest bank or broker statement showing your ownership of your shares as of the Record Date.

Q.          How many votes are required to approve matters to be presented?

Each of our Series A Preferred Stock and Series B Preferred Stock is entitled to vote on Proposal Nos. 1, 2, 3, and 4 on an as-converted basis with our common stock as a single class. Each share of common stock is entitled to one vote; each share of Series A Preferred Stock is entitled to 13,774 votes on each of the proposals contained in this proxy statement; and each share of Series B Preferred Stock is entitled to 38,461 votes on each of the proposals contained in this proxy statement.

We have described the vote necessary for each Proposal in the description of that Proposal. Voting ceases when the polls are closed at the Annual Meeting. In determining whether a majority of the shares of the common stock (counting our Series A Preferred Stock and Series B Preferred Stock each on an as-converted basis) present at the Meeting in person or by proxy have been affirmatively voted for a particular proposal, except in the election of directors, the affirmative votes for the proposal are compared to the votes against the proposal plus the abstentions from voting on the proposal. You may abstain from voting on any proposal. Except in the election of directors, abstentions from voting are not considered as votes affirmatively cast and therefore will have the effect of a vote against a proposal. With regard to the election of directors, abstentions will be excluded entirely from the vote and will have no effect.

Q.           How will my shares held in street name be voted if I do not provide voting instructions?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters, including the election of directors and proposals relating to executive compensation. Accordingly, if you are a street-name holder and do not provide instructions to your broker on Proposal No. 1, Proposal No. 3, or Proposal No. 4 your broker may not vote your shares on such proposals. If you hold your shares in street name and have not provided instructions to your broker; thus we strongly encourage you to submit your voting instruction card and exercise your right to vote as a stockholder.

Q.           What are the recommendations of the Board of Directors?

The Board of Directors unanimously recommends that the stockholders vote:

•	FOR each of the nominees for director listed in Proposal No. 1;
•	FOR ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2020 in Proposal No. 2;
•	FOR the approval of the Telkonet, Inc. 2020 Stock Option and Incentive Plan (the “2020 Plan”) in Proposal No. 3; and
•	FOR non-binding advisory approval of the compensation of our Named Executive Officers (as defined below) in Proposal No. 4.

With respect to any other matter that properly comes before the Meeting, the proxies may use their discretion to determine how to vote.

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PROPOSAL No. 1

ELECTION OF DIRECTORS

The first proposal to be voted on at the Meeting is the election of five (5) directors. Upon the Nominating Committee’s recommendation, the Board has nominated all of the current directors for re-election to the Board. Each of the nominees has consented to serve as a nominee, to be named as a nominee in this Proxy Statement, and to serve as a director if elected. Telkonet’s bylaws establish the number of directors at not less than three (3) members. Pursuant to the bylaws, the Board of Directors may increase or decrease the number of members of the Board of Directors. The Board of Directors has established the number of directors at five (5). At the Meeting, the shares represented by properly executed proxies, unless otherwise specified, will be voted for the election of the five (5) nominees named herein, each to serve until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation, disqualification, or removal. If for any reason any nominee is not a candidate when the election occurs (which is not expected), the Board of Directors expects that proxies will be voted for the election of a substitute nominee designated by the Board of Directors.

The following information is furnished concerning each nominee for election as a director.

Nominees for Election at the Annual Meeting

Director Name	Age	Position With Telkonet	Director Since
Arthur E. Byrnes	75	Chairman of the Board (1)	2016
Peter T. Kross	78	Director (2) (3)	2016
Leland D. Blatt	72	Director (3)	2016
Tim S. Ledwick	62	Director (1) (2) (3)	2012
Jason L. Tienor	45	Director, President, and Chief Executive Officer	2009

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating Committee

ARTHUR E. BYRNES, Chairman of the Board, since 1971, Mr. Byrnes has worked at the Deltec organization in various capacities, with a focus on analysis and investment management in the global arena. Currently, he is the Senior Managing Director (and co-controlling shareholder) of Deltec Asset Management LLC, an investment advisory firm. Deltec Asset Management manages approximately nine hundred million dollars in emerging market debt and equities, high yield bonds, distressed debt and U.S. special situation equities. Mr. Byrnes served as a board member (1993 to 1998) and chairman of the board (1997 to 1998) of Dravo Corporation, a New York Stock Exchange Listed lime company, until the company was sold in 1998. We believe Mr. Byrne’s extensive executive and board chairman experience qualify him to sit on our board.

PETER T. KROSS, Director, Mr. Kross graduated from St. Lawrence University in 1963 with a BA in economics, and worked in public accounting at Lybrand Ross Bros., now PricewaterhouseCoopers, before joining Reynolds & Co. in 1968 to work in the brokerage business. He has worked in the brokerage business ever since. Specifically, since September 2012, Mr. Kross has been a Senior Vice President at L.M. Kohn & Company, a registered broker-dealer.  He was also an independent investment adviser affiliated with D.B. French & Co. LLC, an investment firm, from July 2012 to September 2012. From May 2002 to July 2012, Mr. Kross was employed as a broker at Leonard & Co., a registered broker-dealer.  He was also the managing partner of Kross LaSalle Partners (later becoming LaSalle Financial Partners), which was an activist limited partnership investing in smaller Midwestern banks that sought board representation when it believed such representation might help maximize shareholder value. We believe Mr. Koss’s qualifications to sit on our Board include his background in public accounting as well as his executive experience.

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LELAND D. BLATT, Director, Mr. Blatt has acted as a co-manager of a family investment office, Ibis Investment Company, for over 18 years.  He is also a partner and co-owner of a real estate company focused on office buildings in Michigan, Florida and Maryland.  Over the past 20 years, Mr. Blatt has been involved in pro bono non-profit work, serving on committees and boards. We believe Mr. Blatt’s extensive board membership experience qualify him to sit on our board.

TIM S. LEDWICK, Director, Mr. Ledwick has served as a director since April 2012. Mr. Ledwick has over 20 years’ experience as a CFO in both public and private companies. Mr. Ledwick is currently the Chief Financial Officer of Syft, a private equity-backed company that provides software solutions and services to hospitals focused on reducing costs through superior inventory management practices. From 2007 to 2011, Mr. Ledwick provided CFO consulting services to a variety of companies including a $150 million services firm. Mr. Ledwick currently serves on the Board of Directors at Spherix Incorporated (SPEX), a NASDAQ listed intellectual property company, and is the Chair of the Audit Committee of Spherix Incorporated. Mr. Ledwick is a member of the Connecticut Society of Certified Public Accountants and received his BBA in Accounting from The George Washington University and his MS in Finance from Fairfield University. We believe Mr. Ledwick’s qualifications to sit on our Board include his background in public accounting as well as his financial executive experience.

JASON L. TIENOR, Mr. Tienor has served as Telkonet’s President and Chief Executive Officer since December 2007, and prior to that served as Chief Operating Officer from August 2007 until December 2007. He was appointed to Telkonet’s Board in November 2009. Mr. Tienor cofounded EthoStream, LLC in 2002 and operated as President and CEO of the company through its acquisition by Telkonet in 2007. Prior to EthoStream, Mr. Tienor also cofounded and operated a technology consulting business specializing in Internet technologies. Mr. Tienor currently acts as a mentor and advisor for numerous organizations and serves on a number of corporate and association Boards. Mr. Tienor is recognized as an authority in the Automation and Clean Technology space and has appeared numerous times for keynote and interview presentations including the University of Wisconsin Oshkosh Center for Entrepreneurship and Innovation, Bloomberg Television, Business Journal and other magazine, television and radio interviews. Mr. Tienor received a Bachelor of Business Administration in both Management Information Systems (MIS) and Marketing from the University of Wisconsin – Oshkosh and a Master of Business Administration from Marquette University. We believe Mr. Tienor’s qualifications to sit on our Board of Directors include: his extensive experience in business and executive management; his broad credentials in the Company’s technology fields and the leadership he has provided to multiple businesses including Telkonet, first as Chief Operating Officer and then as President and Chief Executive Officer.

Required Vote

Directors are elected by a plurality of the votes cast by holders of shares of our common stock, our Series A Preferred Stock and our Series B Preferred Stock, voting together as a single class on an as-converted basis, entitled to vote at the Meeting, either in person or by proxy. Votes may be cast in favor of a nominee or withheld. Because directors are elected by plurality, abstentions from voting and broker non-votes will be excluded from the vote on this proposal and will have no effect on its outcome. If a quorum is present at the Meeting, the five nominees receiving the greatest number of votes will be elected. For beneficial owners of shares held in street name, brokers are prohibited from giving proxies to vote on the election of directors unless the beneficial owner has given voting instructions as to each director. This means that if your broker is the record holder of your shares you must give voting instructions to your broker if you want your broker to vote your shares for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” THE ELECTION OF EACH NOMINEE

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PROPOSAL No. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for recommending to the Board of Directors the selection of the independent registered public accounting firm retained to audit the Company’s consolidated financial statements for each fiscal year. In 2019, the Audit Committee conducted a comprehensive request for proposal (“RFP”) process, which resulted in the Audit Committee selecting Wipfli, LLP (“Wipfli”) as the new independent registered public accounting firm for 2020. BDO USA, LLP (“BDO”) continued to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2019, having served continuously in that role since 2013.

During the RFP process, the Audit Committee evaluated the proposals of the independent registered public accounting firms and considered multiple factors, including audit quality, the professional qualifications of the firm, the professional qualifications of the proposed lead engagement partner and the primary engagement team that would serve the Company, the benefits of tenure versus fresh perspective, potential transition risks, technological capabilities, and the appropriateness of fees relative to both efficiency and audit quality. On March 31, 2020, after careful consideration of each firm’s qualifications, the Audit Committee approved the engagement of Wipfli as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020.

Based on the Audit Committee’s recommendation, the Board of Directors has directed that management submit the selection of Wipfli for ratification by the stockholders at the Meeting. The Board of Directors believes that the engagement of Wipfli as the Company’s independent registered public accounting firm for 2020 is in the best interest of the Company and its stockholders. Representatives of neither BDO nor Wipfli are expected to be present at the Meeting. However, if any representatives do attend, they will have an opportunity to make a statement, should the representative desire to do so, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Wipfli as the Company’s independent registered public accounting firm is not required. However, the Board of Directors is submitting the selection of Wipfli to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain the firm in future years. In such event, the Audit Committee may retain Wipfli, notwithstanding the fact that the stockholders did not ratify the selection, or select another accounting firm without re-submitting the matter to the stockholders. Even if the selection is ratified, the Audit Committee reserves the right, in its discretion, to select a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Disclosure of Additional Information Regarding Change of Independent Registered Public Accounting Firms

BDO was dismissed as the Company’s independent registered public accounting firm effective as of March 30, 2020, following the completion of BDO’s audit of the consolidated financial statements of the Company as of and for the year ending December 31, 2019, and the issuance of their report thereon.

BDO’s audit reports on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

BDO’s report on (i) the consolidated financial statements of the Company as of and for the years ended December 31, 2019 and 2018, each contained separate explanatory paragraphs regarding substantial doubt about the Company’s ability to continue as a going concern, (ii) the consolidated financial statements of the Company as of and for the year ended December 31, 2019 contained a separate paragraph stating that as discussed in Notes B and M to the consolidated financial statements, the Company changed its method of accounting for leases in 2019 due to the adoption of Accounting Standards Codification Topic 842 – Leases, and (iii) the consolidated financial statements of the Company as of and for the year ended December 31, 2018 contained a separate paragraph stating that as discussed in Notes A, B and C to the consolidated financial statements, the Company changed its method of accounting for revenue from contracts with customers in the year 2018 due to the adoption of Accounting Standards Codification Topic 606, Revenue from Contracts with Customers.

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During the fiscal years ended December 31, 2019 and 2018, and the subsequent interim period through March 30, 2020, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreement(s) in connection with its reports on the Company’s consolidated financial statements for such years.

During the years ended December 31, 2019 and 2018, and the subsequent interim period through March 30, 2020, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except as follows:

In connection with BDO’s audit of the Company's consolidated financial statements for the fiscal years ended December 31, 2019 and 2018, BDO advised the Company that they had identified material weaknesses in the Company’s internal control over financial reporting relating to not having adequate financial reporting and close process controls, a lack segregation of duties, not having effective controls over the recording of revenue recognition contracts, and not having adequate processes and procedures for the Company’s IT general control environment. These material weaknesses are further described in Part II, Item 9A. “Controls and Procedures” of the Annual Reports on Form 10-K for each of the fiscal years ended December 31, 2019 and 2018, filed with the Securities and Exchange Commission on March 30, 2020 and April 1, 2019, respectively. The subject matter of these internal control deficiencies was discussed by the Audit Committee of the Board of Directors of the Company with BDO. The Company has authorized BDO to respond fully to the inquiries of the successor independent registered public accounting firm concerning the internal control deficiencies.

During the fiscal years ended December 31, 2019 and 2018 and the subsequent interim period through March 30, 2020, neither the Company nor anyone on its behalf has consulted with Wipfli regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Wipfli concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company filed a Form 8-K with the SEC disclosing this change in its independent registered public accounting firm on April 2, 2020.

 Independent Registered Public Accounting Firm Fees and Services

The following table sets forth fees billed, or expected to be billed, to the Company by BDO for the fiscal years ended December 31, 2019 and 2018.

	December 31, 2019	December 31, 2018
Audit Fees (1)	$279,311	$264,248
Tax Fees (2)	33,150	36,300
Total Fees	$312,461	$300,548

(1)	Audit fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by BDO in connection with statutory and regulatory filings or engagements. Included in the fiscal year ended December 31, 2018 total, was approximately $73,500 in incremental audit fees not included in the 2018 audit engagement letter.
(2)	Tax fees consist of fees billed for professional services for tax return preparation and filing, compliance, advice and planning. The tax fees relate to federal and state income tax reporting requirements.

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Prior to the Company’s engagement of its independent registered public accounting firm, such engagement is approved by the Company’s Audit Committee. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Pursuant to the Audit Committee Charter, the independent registered public accounting firm and management are required to report to the Company’s Audit Committee at least quarterly regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All audit fees, audit-related fees, tax fees and other fees incurred by the Company for the year ended December 31, 2019 were approved by the Company’s Audit Committee.

Required Vote

The affirmative vote of a majority of the shares of the common stock (counting our Series A Preferred Stock and Series B Preferred Stock each on an as-converted basis) present at the Meeting in person or by proxy is required to ratify the appointment of Wipfli as the Company’s independent registered public accounting firm. For beneficial owners of shares held in street name, brokers have discretion and may give proxies on Proposal No. 2 whether or not they receive instructions from the beneficial owners of those shares.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” THE APPROVAL OF THIS PROPOSAL NO. 2

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PROPOSAL No. 3

APPROVAL OF THE TELKONET, INC. 2020 STOCK OPTION AND INCENTIVE PLAN

Our Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. Our Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On February 24, 2020 the Board of Directors, upon the recommendation of the Compensation Committee of the Board of Directors (the “Compensation Committee”), adopted the Telkonet, Inc. 2020 Stock Option and Incentive Plan (the “2020 Plan”), subject to the approval of the Company’s stockholders. The 2020 Plan will replace the 2010 Stock Option and Incentive Plan (the “2010 Plan”), which is expiring on November 17, 2020. The 2020 Plan provides flexibility to the Board of Directors or the Compensation Committee to use various equity-based incentive awards as compensation tools to motivate the Company’s workforce. A copy of the 2020 Plan is attached as Annex A to this proxy statement and is incorporated herein by reference.

Summary of Material Features

The material features of the 2020 Plan as proposed to be approved are:

●	The maximum number of shares of common stock to be issued under the 2020 Plan is 10,000,000 shares;

●	The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards is permitted;

●	Minimum vesting periods are required for grants of restricted stock, restricted stock units and performance share awards; and

●	The term of the 2020 Plan will expire on the tenth anniversary of the date it is approved by the stockholders.

Summary of the 2020 Plan

The following description of certain features of the 2020 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2020 Plan that is attached hereto as Annex A.

Plan Administration.  The 2020 Plan is administered by the Board of Directors or the Compensation Committee (the “Administrator”). The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2020 Plan; provided, however, that the amount, timing and terms of grants of awards to non-employee directors will be determined by the Compensation Committee. The Administrator may delegate to our Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.

Eligibility.  Persons eligible to participate in the 2020 Plan will be those full or part-time officers, employees, non-employee directors and other key persons (including consultants and prospective officers) of the Company and its subsidiaries as selected from time to time by the Administrator in its discretion. Approximately forty-two (42) individuals are currently eligible to participate in the 2020 Plan, which includes three officers, thirty-five (35) employees who are not officers, and four non-employee directors.

Shares.  The shares we issue under the 2020 Plan will be authorized but unissued shares or shares that we reacquire. The shares of common stock underlying any awards that are forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without any issuance of stock, expire or are otherwise terminated (other than by exercise) under the 2020 Plan are added back to the shares of common stock available for issuance under the 2020 Plan.

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Plan Limits.  The maximum award of incentive stock options granted to any one individual will not exceed 1,500,000 shares of common stock (subject to adjustment for stock splits and similar events).

Effect of Awards.  For purposes of determining the number of shares of common stock available for issuance under the 2020 Plan, the grant of any full-value Award (i.e., an Award other than an Option or a Stock Appreciation Right), Option, or Stock Appreciation Right is deemed, for purposes of determining the number of shares of Stock available for issuance under the 2020 Plan, as an Award for one share of Stock for each such share of Stock actually subject to the Award.

Performance-Based Awards. The 2020 Plan provides that the Administrator may require that the vesting of such awards be conditioned on the satisfaction of performance criteria, including, but not limited to the following: (1) earnings before interest, taxes, depreciation and amortization; (2) net income (loss) (either before or after interest, taxes, depreciation and/or amortization); (3) changes in the market price of the stock; (4) economic value-added; (5) funds from operations or similar measures; (6) sales or revenue; (7) acquisitions or strategic transactions; (8) product development or quality; (9) operating income (loss); (10) cash flow (including, but not limited to, operating cash flow and free cash flow); (11) return on capital, assets, equity, or investment; (12) stockholder returns; (13) return on sales; (14) gross or net profit levels; (15) productivity; (16) expenses; (17) margins; (18) operating efficiency; (19) customer satisfaction; (20) working capital; (21) earnings (loss) per share of common stock; (22) sales or market shares; and (23) number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

Stock Options.  The 2020 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2020 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of the common stock on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the 2020 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Administrator or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee for at least six months or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Administrator may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

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Stock Appreciation Rights.  The Administrator may award stock appreciation rights subject to such conditions and restrictions as the Administrator may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant.

Restricted Stock.  The Administrator may award shares of common stock to participants subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period. However, except in the case of retirement, death, disability or a change of control, in the event these awards granted to employees have a performance-based goal, the restriction period will be at least one year, and in the event these awards granted to employees have a time-based restriction, the restriction period will be at least three years, but vesting can occur incrementally over the three-year period.

Restricted Stock Units.  The Administrator may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period. However, except in the case of retirement, death, disability or a change of control, in the event these awards granted to employees have a performance-based goal, the restriction period will be at least one year, and in the event these awards granted to employees have a time-based restriction, the restriction period will be at least three years, but vesting can occur incrementally over the three-year period. In the Administrator’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Administrator and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards.  The Administrator may also grant shares of common stock which are free from any restrictions under the 2020 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Share Awards.  The Administrator may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of certain performance goals (as summarized above) and such other conditions as the Administrator shall determine. Except in the case of retirement, death, disability or a change in control, these awards granted to employees will have a vesting period of at least one year.

Dividend Equivalent Rights.  The Administrator may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award (other than a stock option or stock appreciation right) or as a freestanding award. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards.  The Administrator may grant cash bonuses under the 2020 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals (as summarized above).

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Change of Control Provisions.  The 2020 Plan provides that upon the effectiveness of a “sale event” as defined in the 2020 Plan, except as otherwise provided by the Administrator in the award agreement, all stock options and stock appreciation rights will automatically become fully exercisable and the restrictions and conditions on all other awards with time-based conditions will automatically be deemed waived, unless the parties to the sale event agree that such awards will be assumed or continued by the successor entity. Awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Committee’s discretion. In addition, in the case of a sale event in which the Company’s stockholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights.

Adjustments for Stock Dividends, Stock Splits, Etc.  The 2020 Plan requires the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the 2020 Plan, to certain limits in the 2020 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding.  Participants in the 2020 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting.

Amendments and Termination.  The Board of Directors may at any time amend or discontinue the 2020 Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of any securities exchange or market system on which the Company’s stock is listed or to the extent determined by the Administrator to be required by the Internal Revenue Code of 1986, as amended (the “Code”) to ensure that incentive stock options granted under the 2020 Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.

Effective Date of 2020 Plan.  The Board of Directors adopted the 2020 Plan on February 24, 2020, and the 2020 Plan becomes effective on the date it is approved by stockholders. Awards of incentive options may be granted under the 2020 Plan until the date that is 10 years following approval by the stockholders. No other awards may be granted under the 2020 Plan after the date that is 10 years from the date of stockholder approval. If the 2020 Plan is not approved by stockholders, the 2010 Plan will continue in effect until it expires, and awards may be granted thereunder, in accordance with its terms.

Federal Income Tax Consequences

Incentive Stock Options.  An incentive stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain or loss realized on disposition of the stock is treated as a long-term capital gain or loss. If the shares are disposed of during this period (i.e., a “disqualifying disposition”), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a capital gain. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income as compensation. The optionee’s basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in the optionee's income as a result of a disqualifying disposition.

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Non-Qualified Stock Options.   A non-qualified stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in an amount equal to the difference between the option price and the then market value of the shares. A deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.

The optionee's basis in such shares is equal to the sum of the option price plus the amount includible in the optionee's income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

If a non-qualified option is exercised by tendering previously owned shares of the Company's common stock in payment of the option price, then, instead of the treatment described above, the following generally will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee's basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee's basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such excess shares will begin on the date of exercise.

Stock Appreciation Rights.   Generally, the recipient of a stand-alone stock appreciation right will not recognize taxable income at the time the stand-alone stock appreciation right is granted. If an employee receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If an employee receives the appreciation inherent in the stock appreciation rights in stock, the spread between the then current fair market value of the stock received and the base price will be taxed as ordinary income to the employee at the time the stock is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of stock appreciation rights. However, upon the settlement of a stock appreciation right, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement.

Other Awards.  The current United States federal income tax consequences of other awards authorized under the 2020 Plan are generally in accordance with the following: (i) restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant; (ii) stock unit awards are generally subject to ordinary income tax at the time of payment; and (iii) unrestricted stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

Section 409A.   Acceleration of income, additional taxes, and interest apply to nonqualified deferred compensation that is not compliant with Section 409A of the Internal Revenue Code. To be compliant with Section 409A rules with respect to the timing of elections to defer compensation, distribution events and funding must be satisfied. The terms of the 2020 Plan are intended to ensure that awards under it will not be subject to adverse tax consequences applicable to deferred compensation under Section 409A. However, there can be no assurance that additional taxation under Section 409A will be avoided in all cases.

Excess Parachute Payments.   Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.”  Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates.  Accelerated vesting or payment of awards under the 2020 Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments.  In addition to the deduction limitation, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

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THE ABOVE SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES DOES NOT PURPORT TO BE COMPLETE. The preceding discussion is only a general summary of the federal income tax consequences concerning the 2020 Plan and does not address other taxes or state, local, or foreign taxes. It is based on current law and current Internal Revenue Service interpretations of the law, which are subject to change at any time. The Company has not requested an Internal Revenue Service ruling on any tax issues concerning the 2020 Plan and does not plan to do so. In some cases, existing Internal Revenue Service rulings and regulations do not provide complete guidance. Participants are advised to consult their own tax advisors regarding the tax effects of their participation in the 2020 Plan.

New Plan Benefits

The Administrator will determine any future awards made under the 2020 Plan. Therefore, the Company is unable to determine the awards that will be granted in the future under the 2020 Plan at this time. The Administrator has not made any grants of awards under the 2020 Plan that are conditioned upon stockholder approval of the 2020 Plan.

Equity Compensation Plan Information

The following table provides information concerning securities authorized for issuance pursuant to the 2010 Plan as of December 31, 2019.

.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,599,793	$0.16	409,269
Equity compensation plans not approved by security holders	–	–	–
Total	3,599,793	$0.16	409,269

Vote Required

The affirmative vote of a majority of the votes cast at the Meeting is required for the approval of the 2020 Plan. Because abstentions and broker non-votes are not considered to be votes cast, abstentions and broker non-votes will not have an effect on approval of the 2020 Plan.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE TELKONET, INC. 2020 STOCK OPTION AND INCENTIVE PLAN.

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PROPOSAL No. 4

NON-BINDING ADVISORY VOTE TO APPROVE

THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the SEC's rules. This proposal, which is commonly referred to as "say-on-pay," is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”). The Company has decided to conduct advisory votes on our Named Executive Officers’ compensation annually until the next required advisory vote on the frequency of the advisory vote on the Company’s executive compensation in 2024. The named executive officers are the Company’s Chief Executive Officer (principal executive officer) and the other two most highly compensated executive officers as of December 31, 2019, which include Jason L. Tienor (President and Chief Executive Officer), Jeffrey J. Sobieski (Chief Technology Officer), and Richard E. Mushrush (Chief Financial Officer) (together, the “Named Executive Officers”).

Our executive compensation programs are designed to attract, motivate and retain our executive officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

The section titled "Executive Compensation" of this proxy statement describes in detail our executive compensation programs and the decisions made by the Compensation Committee with respect to the fiscal year ended December 31, 2019. As we describe in this section of the proxy statement, our executive compensation program incorporates a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our shareholders. This link between compensation and the achievement of our near- and long-term business goals is intended to drive our performance over time.

Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under the section titled "Executive Compensation" of this proxy statement, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by the Company or the Board of Directors (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, our Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.

Required Vote

The affirmative vote of a majority of the shares of the common stock (counting our Series A Preferred Stock and Series B Preferred Stock each on an as-converted basis) present at the Meeting in person or by proxy is required to approve the resolution. For beneficial owners of shares held in street name, brokers are prohibited from giving proxies to vote on execution compensation matters unless the beneficial owner has given voting instructions as to each director. This means that if your broker is the record holder of your shares you must give voting instructions to your broker if you want your broker to vote your shares on this matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” THE APPROVAL OF THIS PROPOSAL NO. 4

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INFORMATION ABOUT OUR BOARD OF DIRECTORS

Meetings of the Board and Committees

The Board of Directors held four meetings in 2019. Each member of the Board of Directors attended at least seventy-five percent (75%) of the meetings of the Board of Directors and the committees of which such director was a member. The Company has not established a formal policy requiring director attendance at all Board meetings, but the Company expects each director to attend such meetings, absent unusual circumstances. The Company also expects its directors to make an effort to attend the Annual Meeting of Stockholders. One member of the Company’s Board of Directors on the date of the 2019 Annual Meeting of Stockholders attended the meeting.

Code of Ethics

The Board has approved, and the Company has adopted, a Code of Ethics that applies to all directors, officers and employees of the Company. This Code of Ethics was included as an exhibit to the Company’s Form 10-KSB filed with the Securities and Exchange Commission on March 30, 2004.

Director Independence

The Board of Directors has determined that Messrs. Byrnes, Ledwick, Kross and Blatt are “independent” under the listing standards of the OTCQB Venture Market.

Board Leadership Structure and Role in Risk Oversight

Arthur E. Byrnes currently serves as Chairman of the Board of Directors while Jason L. Tienor serves as our President and Chief Executive Officer. The Board believes this structure is appropriate at this time because it allows the Company to benefit from the unique experience and skills of each of these individuals. Management of risk is the direct responsibility of the Company’s CEO and the senior leadership team. The Board has oversight responsibility, focusing on the adequacy of the Company’s enterprise risk management and risk mitigation processes.

Communications with the Board of Directors

Stockholders can communicate directly with the Board, with any Committee of the Board, or specified directors by writing to: The Board of Directors of the Company, at the Company’s principal business address or by calling at 414-302-2299. All communications will be reviewed by management and then forwarded to the appropriate director, directors, committee or to the entire Board of Directors.

Committees of the Board of Directors

The Board has an Audit Committee, a Compensation Committee and a Nominating Committee.

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Nominating Committee

Mr. Blatt, Mr. Ledwick and Mr. Kross currently serve on the Company’s Nominating Committee, with Mr. Blatt serving as the Chairman of the committee. The written charter for the Nominating Committee is posted on the Company’s website at the following: https://ir.telkonet.com/governance-docs. The Nominating Committee did not hold any formal meetings in 2019, but reviewed the current directors and recommended all of the current directors for re-election to the Board.

Our Board is a collection of individuals with a variety of complementary skills derived from their diverse backgrounds and experiences. When considering potential candidates for election to the Board, the Company’s Nominating Committee evaluates various criteria, including, but not limited to, each candidate’s business and professional skills, experience serving in management or on the board of directors of companies similar to the Company, financial literacy and personal integrity in judgment. The Company does not have a specific policy regarding diversity and believes that the backgrounds and qualifications of the directors, considered as a group, should provide a diverse mix of experiences, knowledge, attributes and abilities that will allow the Board to fulfill its responsibilities. Candidates for vacant board seats will be considered if they are able to read and understand fundamental financial statements, have no identified conflicts of interest, have not been convicted in a criminal proceeding other than traffic violations during the ten years before the date of selection and are willing to comply with the Company’s Code of Ethics. One or more directors must have the requisite financial expertise to qualify as an “audit committee financial expert” as defined by Item 407 of Regulation S-K promulgated under the Securities Exchange Act of 1934. The Nominating Committee reserves the right to modify these minimum qualifications from time to time.

The Nominating Committee reviews the qualifications and backgrounds of the directors, as well as the overall composition of the Board, from time to time without assigning specific weight to particular experiences or qualifications. In addition, the Nominating Committee considers whether the Board as a whole possesses the right skills and background to address the issues facing our Company at that time. In the case of any candidate for a vacant Board seat, the Nominating Committee will consider whether the candidate meets the applicable independence standards and will evaluate the level of the candidate’s financial expertise. Any new candidates will be interviewed by the Nominating Committee, and the entire Board will approve the final nominations. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors.

Stockholders may nominate director candidates for consideration by the Board of Directors by directing the recommendation in writing to the Company, attention Corporate Secretary, 20800 Swenson Drive, Suite 175, Waukesha, WI 53186 and providing the candidate’s name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer’s business; whether such individual can read and understand fundamental financial statements; other board memberships (if any); and such other information as is reasonably available and sufficient to enable the Board to evaluate the minimum qualifications described above. The submission must be accompanied by the written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. If a stockholder nominee is eligible, and if the nomination is proper and in accordance with the Company’s bylaws, the independent directors then will deliberate and make a decision as to whether the candidate will be submitted to the Company’s stockholders for a vote. The Board will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, based on whether the candidate was recommended by a stockholder.

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Audit Committee

The Audit Committee is currently comprised of Messrs. Byrnes and Ledwick, with Mr. Ledwick serving as Chairman of the Audit Committee. The Company’s Board of Directors has determined that each of Messrs. Byrnes and Ledwick is an “audit committee financial expert” as defined by Item 407 of Regulation S-K promulgated under the Securities Exchange Act of 1934.

The Audit Committee recommends annually to the Board of Directors the selection of the independent registered public accounting firm for each fiscal year, confirms and assures their independence and approves the fees and other compensation to be paid to the auditors. The Audit Committee recommends to the Board the advisability of having the independent registered public accounting firm make specified studies and reports as to auditing matters, accounting procedures, tax or other matters. The Audit Committee also reviews, prior to its filing with the SEC, the Company’s Form 10-K and annual report to stockholders. The Audit Committee provides an open avenue of communication among the independent registered public accounting firm, management and the Board of Directors and will review any significant disagreement among management and the independent registered public accounting firm in connection with the preparation of any of the Company’s financial statements. The Audit Committee has also established procedures for the receipt, retention and treatment of any complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by the Company’s employees of any concerns regarding questionable accounting or auditing matters. In addition, the Audit Committee reviews, with the Company’s legal counsel, legal and regulatory matters that may have a significant impact on the Company’s financial statements. The Audit Committee held four meetings in 2019; Messrs. Byrnes and Ledwick attended all of the meetings.

The Board of Directors has adopted an Audit Committee Charter, which is posted on the Company’s website at the following: https://ir.telkonet.com/governance-docs.

Compensation Committee

Mr. Kross and Mr. Ledwick currently serve on the Company’s Compensation Committee, with Mr. Koss serving as the Chairman of the committee. The Compensation Committee oversees the Company’s compensation programs, which are designed specifically for the Company’s most senior executive officers, including the Chief Executive Officer, Chief Financial Officer and the other executive officers. The Compensation Committee also oversees the compensation programs for the Company’s non-employee directors, and recommends such compensation programs to the Board for its approval. Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to Named Executive Officers, as defined below.  The Compensation Committee may consult with executive officers in determining or recommending the amount or form of executive and/or non-employee director compensation, as needed. The Compensation Committee may establish sub-committees consisting of one or more members to carry out duties that the Compensation Committee may assign. The Compensation Committee did not engage a compensation consultant in 2019. The Board of Directors has adopted a Compensation Committee charter. The written charter is posted on the Company’s website at the following: https://ir.telkonet.com/governance-docs. The Compensation Committee did not hold any formal meetings in 2019, but the two Compensation Committee members had discussions regarding the Company’s compensation programs throughout the year.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2020, the number of shares of the Company’s common stock and Series A Preferred Stock beneficially owned by each director and Named Executive Officer of the Company and by all directors and executive officers as a group. No directors or officers owned Series B Preferred Stock. Other than as noted below, the Company does not know of any person who beneficially own more than five percent (5.0%) of the Company’s outstanding common stock, Series A Preferred Stock, and Series B Preferred Stock.

	Common Stock		Series A Preferred Stock
Name and Address (1)	Number of Shares (2)	Percentage of Class	Number of Shares	Percentage of Class	Percentage of Voting Securities
Bard Associates, Inc. (3)	14,941,927	10.7%	0	0	10.4%
Directors and Executive Officers
Peter T. Kross, Director	6,148,092	4.4	0	0	4.3	(4)
Jason L. Tienor, President, Chief Executive Officer and Director	2,719,097	1.9	4	2.2	1.9	(5)
Arthur E. Byrnes, Chairman	2,703,347	1.9	0	0	1.9	(7)
Jeffrey J. Sobieski, Chief Technology Officer	2,413,269	1.7	4	2.2	1.7	(6)
Leland D. Blatt, Director	1,722,222	1.2	0	0	1.2	(8)
Tim S. Ledwick, Director	1,029,781	*	0	0	*	(9)
Richard E. Mushrush, Chief Financial Officer	152,902	*	0	0	*	(10)
All Directors and Executive Officers as a group (seven persons)	16,888,710	11.1%	8	4.4%	11.0%

*           Less than one percent (1%)

(1)	Unless otherwise indicated, the address of each named holder is in care of Telkonet, Inc., 20800 Swenson Drive, Suite 175, Waukesha, Wisconsin 53186.
(2)

According to Securities and Exchange Commission rules, beneficial ownership includes shares as to which the individual or entity has voting power or investment power and any shares, which the individual or entity has the right to acquire within 60 days of the date of this table through the exercise of any stock option or other right.

(3)	The address of Bard Associates, Inc. is 135 South LaSalle Street, Suite 3700, Chicago, IL 60603. Based on a Schedule 13G/A, filed on February 11, 2020, as of December 31, 2019, Bard Associates, Inc. reports sole voting power of 1,153,616 shares of common stock, sole dispositive power of 14,941,927 shares of common stock, shared voting power over 0 shares of common stock, and shared dispositive power over 0 shares of common stock.
(4)	Includes 10,000 shares of record, and is the direct beneficial owner of an additional 4,325,539 shares of our common stock. In addition, he may be deemed to be the beneficial owner of an additional 1,231,211 shares of our common stock due to voting and investment power that he has over shares held by or on behalf of certain family members. As an investment adviser, Mr. Kross directs client accounts as to which he has discretionary voting and dispositive authority with regard to 516,342 shares of our common stock and options exercisable within 60 days to purchase 75,000 shares of our common stock at $0.19 per share.

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(5)	Includes 1,251,114 shares of our common stock, options exercisable within 60 days to purchase 155,556, 227,027 and 1,000,000 shares of our common stock at $0.18, $0.185 and $0.14 per share, respectively, 55,096 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock, and warrants to purchase 30,304 shares of our common stock at an exercise price of $0.33 per share.
(6)	Includes 1,055,279 shares of our common stock, options exercisable within 60 days to purchase 110,833, 161,757 and 1,000,000 shares of our common stock at $0.18, $0.185 and $0.14 per share, respectively, 55,096 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock, and warrants to purchase 30,304 shares of our common stock at an exercise price of $0.33 per share.
(7)	Includes 2,628,347 shares of our common stock and options exercisable within 60 days to purchase 75,000 shares of our common stock at $0.19 per share.
(8)	Includes 1,647,222 shares of our common stock and options exercisable within 60 days to purchase 75,000 shares of our common stock at $0.19 per share.
(9)	Includes 929,781 shares of our common stock and options exercisable within 60 days to purchase 100,000 shares of our common stock at $0.19 per share.
(10)	Includes options exercisable within 60 days to purchase 78,041 and 74,861 shares of our common stock at $0.185 and $0.18 per share, respectively.

DIRECTOR COMPENSATION

Non-Employee Director Compensation Philosophy

Our non-employee director compensation philosophy is based on the following guiding principles:

•	Aligning the long-term interests of stockholders and directors; and

•	Compensating directors appropriately and adequately for their time, effort, and experience.

We reimburse non-employee directors for costs and expenses in connection with their attendance and participation at Board of Directors meetings and for other travel expenses incurred on our behalf. Directors of the Company, other than Mr. Ledwick, are compensated at the rate of $3,000 per month, payable in unrestricted Telkonet common stock, par value $0.001. In September 2019, the Board of Directors (excluding Mr. Ledwick), approved changing Mr. Ledwick’s compensation to $5,000 per month, payable in cash, based on the significant time being spent by Mr. Ledwick on reviewing strategic alternatives presented to the Board for consideration to maximize shareholder value, including but not limited to, a sale of the Company, an investment in the Company, a merger or other business combination, a sale of all or substantially all assets, or a strategic joint venture. Prior to September 2019, Mr. Ledwick received $3,000 per month, payable in unrestricted Telkonet stock, like the other non-employee directors. On the first day of their appointment, each director also receives a one-time grant of an option to purchase 100,000 shares of Company stock. The strike price is the closing price of the Company's common stock on the grant date. If the grant date falls on a non-trading day, the grant date will default to the next trading day. These stock options will vest quarterly over five years.

Non-Employee Director Compensation for Year Ended December 31, 2019

The following table summarizes all compensation paid to our directors who were members of the Board during the year ended December 31, 2019.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)
Peter T. Kross	$–	$36,000	$36,000
Tim S. Ledwick	20,000	24,000	44,000
Arthur E. Byrnes	–	36,000	36,000
Leland D. Blatt	–	36,000	36,000

(1) (2)

Compensation earned by non-employee directors for services rendered during 2019, paid in cash.

Compensation earned by non-employee directors for services rendered during 2019, paid in shares of common stock.

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EXECUTIVE COMPENSATION

Overview of Our Executive Compensation Philosophy

We believe that a skilled, experienced and dedicated executive team is essential to the future performance of our Company and to building stockholder value. We have sought to establish a competitive compensation program that enables us to attract and retain executive officers with these qualities. The goal of our compensation package is to motivate our executive officers to achieve strong financial performance, particularly increased revenues and profitability. We use a salary and a performance incentive compensation program that includes cash and may include equity-based compensation. We believe this aligns the interests of our executives with those of our stockholders.

The following table sets forth certain information with respect to compensation for services in all capacities for the years ended December 31, 2019 and 2018 to our Chief Executive Officer (principal executive officer) and the other two most highly compensated executive officers who were serving as such as of December 31, 2019. We refer to these officers as our “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)(1)	Total ($)
Jason L. Tienor	2019	$222,800	$25,932	$248,732
President and Chief Executive Officer	2018	$222,800	$23,031	$245,627

Jeffrey J. Sobieski	2019	$211,625	$26,122	$237,747
Chief Technology Officer	2018	$211,625	$25,244	$236,675

Richard E. Mushrush	2019	$122,000	$5,168	$127,168
Chief Financial Officer	2018	$122,000	$5,168	$127,168

(1)	All Other Compensation includes employer matching contributions with respect to each individual’s 401(k) salary deferrals and other employer sponsored benefits paid on the individual’s behalf totaling $17,532, $17,722, and $5,168 in 2019 and $14,631, $16,844, and $5,168 in 2018 for Messrs. Tienor, Sobieski, and Mushrush, respectively. In addition, Messrs. Tienor and Sobieski received a monthly car allowance of $8,400 for each year.

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Salary

Salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our Named Executive Officers. The salary for each Named Executive Officer is typically set at the time the individual is hired based on the aforementioned factors and the negotiation process between the Company and the Named Executive Officer. Changes to annual salary, if any, are determined based on several factors, including evaluation of performance, anticipated financial performance, economic condition and local market and labor conditions.

Senior Management Annual Incentive Compensation Program

There were no Senior Management Annual Incentive Compensation Programs in 2018 and 2019.

Retirement, Health and Welfare Benefits

The Company offers a variety of health and welfare and retirement programs to all eligible employees. The Named Executive Officers generally are eligible for the same benefit programs on the same basis as all the broad-based employees. The Company’s health and welfare programs include medical, dental, vision, life, accidental death and disability, and short and long-term disability insurance. In addition to the foregoing, the Named Executive Officers are eligible to participate in the Company’s 401(k) Retirement Savings Plan.

401(k) Retirement Savings Plan

The Company maintains a tax-deferred savings plan for employees (the “Telkonet 401(k)”) that is administered by a committee of trustees appointed by the Company. All Company employees are eligible to participate upon the completion of six months of employment, subject to minimum age requirements. Contributions by employees under the Telkonet 401(k) are immediately vested and each employee is eligible for distributions upon retirement, death or disability or termination of employment. Depending upon the circumstances, these payments may be made in installments or in a single lump sum.

The Company provides a 401(k) employer match of one hundred percent (100%) of employee salary deferrals, not to exceed four percent (4%) of eligible compensation. Matches immediately vest and coincide with each payroll deferral period.

Employment Agreements

Jason L. Tienor, President and Chief Executive Officer, is employed pursuant to an employment agreement with us dated October 1, 2018. Mr. Tienor’s employment agreement has a term of two (2) years, which will automatically renew for a period of an additional twelve (12) months up to two times, and provides for a base salary of $222,800 per year and bonuses and benefits based upon the Company’s internal policies and participation in the Company’s incentive and benefit plans. The agreement also calls for a bonus to be paid upon the sale of the Company. The bonus will be equal to $20,000 if the Company’s shares are valued at minimum $0.20 per share, $35,000 if shares are valued at minimum $0.225 per share, or $50,000 if shares are valued at minimum $0.25 per share. If sale price exceeds $0.25 per share, Mr. Tienor shall be eligible to receive an additional $6,000 for every $0.01 above a share price of $0.25.

Jeffrey J. Sobieski, Chief Technology Officer, is employed pursuant to an employment agreement with us dated October 1, 2018. Mr. Sobieski’s employment agreement has a term of two (2) years, which will automatically renew for a period of an additional twelve (12) months up to two times, and provides for a base salary of $211,625 per year and bonuses and benefits based upon the Company’s internal policies and participation in the Company’s incentive and benefit plans. The agreement also calls for a bonus to be paid upon the sale of the Company. The bonus will be equal to $20,000 if the Company’s shares are valued at minimum $0.20 per share, $35,000 if shares are valued at minimum $0.225 per share, or $50,000 if shares are valued at minimum $0.25 per share. If sale price exceeds $0.25 per share, Mr. Sobieski shall be eligible to receive an additional $6,000 for every $0.01 above a share price of $0.25.

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Richard E. Mushrush, Chief Financial Officer, is employed pursuant to an employment agreement with us dated October 1, 2018. Mr. Mushrush’s employment agreement has a term of two (2) years, which will automatically renew for a period of an additional twelve (12) months up to two times, and provides for a base salary of $122,000 per year and bonuses and benefits based upon the Company’s internal policies and participation in the Company’s incentive and benefit plans. The agreement also calls for a bonus to be paid upon the sale of the Company. The bonus will be equal to $20,000 if the Company’s shares are valued at minimum $0.20 per share, $35,000 if shares are valued at minimum $0.225 per share, or $50,000 if shares are valued at minimum $0.25 per share. If sale price exceeds $0.25 per share, Mr. Mushrush shall be eligible to receive an additional $6,000 for every $0.01 above a share price of $0.25.

Each of the Named Executive Officers is also entitled under his employment agreement to bonuses and benefits consistent with the Company’s internal policies and based on participation in the Company’s incentive and benefit plans. Stock options or other awards may be periodically granted to employees under our equity incentive plan at the discretion of the Compensation Committee of the Board of Directors. Executives of the Company are eligible to receive stock option grants, based upon individual performance and the performance of the Company as a whole.

Each Named Executive Officer’s employment agreement contains provisions describing the executive officer’s compensation in the event the executive officer’s employment with the Company is terminated. If (a) an executive officer’s employment agreement is terminated by the mutual consent of the Company and the executive officer, (b) the Company terminates the executive officer’s employment for any reason other than for “cause,” as described below, (c) there is a “change in control” (a sale of all or substantially all of the stock or assets of the Company, or (d) the Company fails to renew the executive officer’s employment agreement upon the expiration of its term and the two 12 month auto-renewal periods have expired, the executive officer will be entitled to receive an amount equal to his base salary for twelve months following the termination, and the Company will pay the executive officer’s health insurance premiums for the same period. If an executive officer terminates his employment with the Company for “good reason,” as described below, he will be entitled to continue to receive his base salary and to participate in each employee benefit plan in which he participated immediately prior to the termination date until (i) the expiration of the term of his employment agreement or (ii) for a period of twelve months, whichever is longer. If cause exists for termination, the executive officer will be entitled to no further compensation, except for accrued leave and vacation and except as may be required by applicable law.

Under each of the employment agreements, “cause” is generally defined as the occurrence of any of the following: (i) theft, fraud, embezzlement or any other act of intentional dishonesty by the executive officer; (ii) any material breach by the executive officer of any provision of his employment agreement that is not cured within fourteen days after written notification by the Company; (iii) any habitual neglect of duty or misconduct of the executive officer in discharging any of his duties and responsibilities under his employment agreement after a written demand for performance was delivered to the executive officer; (iv) commission by the executive officer of a felony or any offense involving moral turpitude; or (v) any default of an executive officer’s obligations under his employment agreement, or any failure or refusal of the executive officer to comply with the Company’s policies, rules and regulations that is not cured within fourteen days after written notification by the Company. “Good reason” is defined as the occurrence of any of the following: (i) any material adverse reduction in the scope of the executive officer’s authority or responsibilities; (ii) any reduction in the amount of the executive officer’s compensation or participation in any employee benefits; or (iii) the executive officer’s principal place of employment is actually or constructively moved to any office or other location seventy-five miles or more outside of Milwaukee, Wisconsin.

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Outstanding Equity Awards at Fiscal Year-End Table

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2019 for the Named Executive Officers.

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable		Option Exercise Price ($)	Option Expiration Date (4)
Jason L. Tienor	04/01/2012	227,027	(1)	0.185	4/01/2022
	04/18/2013	155,556	(2)	0.18	4/18/2023
	01/03/2017	1,000,000	(3)	0.14	1/03/2027

Jeffrey J. Sobieski	04/01/2012	161,757	(1)	0.185	4/01/2022
	04/18/2013	110,833	(2)	0.18	4/18/2023
	01/03/2017	1,000,000	(3)	0.14	1/03/2027

Richard E. Mushrush	04/01/2012	78,041	(1)	0.185	4/01/2022
	04/18/2013	74,861	(2)	0.18	4/18/2023

(1)   Options were granted on April 1, 2012 and are fully vested.

(2)   Options were granted on April 18, 2013 and are fully vested.

(3)   Options were granted on January 3, 2017 and are fully vested.

(4)   All options granted have a term of ten years.

Option Exercises and Vesting of Stock Awards

During 2019, there were no options exercised, expired, or vested by the Named Executive Officers.

Named Executive Officer Biographies

JASON L. TIENOR (Age 45): Mr. Tienor has served as Telkonet’s President and Chief Executive Officer since December 2007, and prior to that served as Chief Operating Officer from August 2007 until December 2007. He was appointed to Telkonet’s Board in November 2009. Mr. Tienor cofounded EthoStream, LLC in 2002 and operated as President and CEO of the company through its acquisition by Telkonet in 2007. Prior to EthoStream, Mr. Tienor also cofounded and operated a technology consulting business specializing in Internet technologies. Mr. Tienor currently acts as a mentor and advisor for numerous organizations and serves on a number of corporate and association Boards. Mr. Tienor is recognized as an authority in the Automation and Clean Technology space and has appeared numerous times for keynote and interview presentations including the University of Wisconsin Oshkosh Center for Entrepreneurship and Innovation, Bloomberg Television, Business Journal and other magazine, television and radio interviews. Mr. Tienor received a Bachelor of Business Administration in both Management Information Systems (MIS) and Marketing from the University of Wisconsin – Oshkosh and a Master of Business Administration from Marquette University.

JEFFREY J. SOBIESKI (Age 44): Mr. Sobieski has been Telkonet’s Chief Technology Officer since May 2012. From June 2008 to April 2012, Mr. Sobieski served as the Chief Operating Officer, and from December 2007 to June 2008, he served as the Vice President of Energy Management. He joined Telkonet in March 2007. Prior to joining the Company, Mr. Sobieski co-founded Interactive SolutionZ, a Milwaukee-based IT consulting firm. He holds a bachelor’s degree in computer science from the University of Wisconsin-Oshkosh, and a master’s degree from Marquette University.

RICHARD E. MUSHRUSH (Age 50): Mr. Mushrush has been the Company Chief Financial Officer since January 2017. Before this, he served as Controller of the Company from November 2015 to January 2017 and as Chief Financial Officer of the Company from May 2012 to November 2015. Mr. Mushrush also served as Acting Chief Financial Officer of the Company from November 2010 to April 2012 and as the Company’s Controller from January 2009 to November 2010. Prior to joining the Company, Mr. Mushrush was Controller and Business Unit Manager for a division of Illinois Tool Works from 2004 to 2009.

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Certain Relationships and Related Transactions

Description of Related Party Transactions

There were no related party transactions in 2019 or 2018.

Indemnification Agreements

On March 31, 2010, the Company entered into Indemnification Agreements with executives Jason L. Tienor, Director, President and Chief Executive Officer and Jeffrey J. Sobieski, then Chief Operating Officer, currently Chief Technology Officer. On April 24, 2012, the Company entered into an Indemnification Agreement with director Timothy S. Ledwick. On July 1, 2016, the Company entered into Indemnification Agreements with director’s Arthur E. Byrnes, Peter T. Kross and Leland D. Blatt. On January 1, 2017, the Company entered into an Indemnification Agreements with Richard E. Mushrush, Chief Financial Officer.

Each Indemnification Agreement provides that the Company will indemnify the Company's officers and directors, to the fullest extent permitted by law, relating to, resulting from or arising out of any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation by reason of the fact that such officer or director (i) is or was a director, officer, employee or agent of the Company or (ii) is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, each Indemnification Agreement provides that the Company will make an advance payment of expenses to any officer or director who has entered into an Indemnification Agreement, in order to cover a claim relating to any fact or occurrence arising from or relating to events or occurrences specified in the Indemnification Agreement, subject to receipt of an undertaking by or on behalf of such officer or director to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized under the Indemnification Agreement.

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REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings or this proxy statement, the following report shall not be deemed to be incorporated by reference into any such filings. In addition, the following report shall not be deemed to be “soliciting material” or “filed” with the SEC.

The Audit Committee for the year ended December 31, 2019, whose members are identified below, has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2019 with the Company’s management and has discussed the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission with the Company’s independent auditors. The Audit Committee has also received the written disclosures and the letter from the Company’s independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. Based upon its review of the foregoing materials and its discussions with the Company’s management and independent accountant, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

By the Audit Committee.

Tim S. Ledwick

Arthur E. Byrnes

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ADDITIONAL INFORMATION

OTHER MATTERS

The Board of Directors does not know of any other matter that may be brought before the Meeting. However, if any such other matters are properly brought before the Meeting or any adjournment of the Meeting, the proxies may use their discretion to determine how to vote your shares.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report on Form 10-K may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write or call us at the following address or telephone number: 20800 Swenson Drive, Suite 175, Waukesha, WI 53186, (414) 302-2299. If you want to receive separate copies of the annual report on Form 10-K and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

Stockholders may submit written proposals, including director nominees, to be considered for stockholder action at the Company’s 2021 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders, stockholder proposals must be received by the Company by December 15, 2020 and must otherwise comply with applicable Securities and Exchange Commission regulations and the Company’s bylaws. Stockholder proposals should be addressed to the Company at 20800 Swenson Drive, Suite 175, Waukesha, WI 53186, Attention: Corporate Secretary. In addition, if a stockholder intends to present a proposal at the Company’s 2021 Annual Meeting of Stockholders without the inclusion of the proposal in the Company’s proxy materials and written notice of the proposal is not received by the Company on or before February 27, 2021, proxies solicited by the Board of Directors for the 2021 Annual Meeting of Stockholders will confer discretionary authority to vote on the proposal if presented at the Meeting. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Brokers and other persons holding the Company’s common stock in their names, or in the names of a nominee, will be requested to forward this proxy statement and the accompanying materials to the beneficial owners of the common stock and to obtain proxies, and the Company will defray reasonable expenses incurred in forwarding such material.

By order of the Board of Directors,

/s/ JASON L. TIENOR
Jason L. Tienor Chief Executive Officer

Dated: April 14, 2020

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Annex A

TELKONET, INC.

2020 Stock Option and Incentive Plan

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The following sets forth the terms and conditions of the 2020 Stock Option and Incentive Plan (the “Plan”) adopted by the Board of Directors of Telkonet, Inc., a Utah corporation (the “Company”), effective [_] [_], 2020, and approved by the stockholders of the Company on [ ] [_], 2020. The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including Consultants and prospective employees) of the Company and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 20.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is quoted on any market system or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

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“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are including, but are not limited to, the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award. Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of phantom stock units to a grantee.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, or (iii) the sale of all of the Stock of the Company to an unrelated person or entity.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the common stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

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“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)                 Administration of Plan. The Plan shall be administered by the Administrator, provided that the amount, timing and terms of the grants of Awards to Non-Employee Directors shall be determined by the compensation committee or similar committee comprised solely of Non-Employee Directors.

(b)                 Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)                  to select the individuals to whom Awards may from time to time be granted;

(ii)                to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)               to determine the number of shares of Stock to be covered by any Award;

(iv)               to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)                 to accelerate at any time the exercisability or vesting of all or any portion of any Award, provided that the Administrator generally shall not exercise such discretion to accelerate Awards subject to Sections 7 and 8 except in the event of the grantee’s death, disability or retirement, or a change in control (including a Sale Event);

(vi)               subject to the provisions of Section 5(b), to extend at any time the period in which Stock Options may be exercised; and

(vii)              at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)                 Delegation of Authority to Grant Options. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Options to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

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(d)                 Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)                 Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)                  Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)                 Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 10,000,000 shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no more than 1,500,000 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

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(b)                 Effect of Awards. The grant of any full-value Award (i.e., an Award other than an Option or a Stock Appreciation Right), Option, or Stock Appreciation Right shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award for one share of Stock for each such share of Stock actually subject to the Award. Any forfeitures, cancellations or other terminations (other than by exercise) of such Awards shall be returned to the reserved pool of shares of Stock under the Plan in the same manner.

(c)                 Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award or Unrestricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d)                 Mergers and Other Transactions. Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, in the case of and subject to the consummation of a Sale Event, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of Performance Goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion, unless, in any case, the parties to the Sale Event agree that Awards will be assumed or continued by the successor entity. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee.

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(e)                 Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.	ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including Consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.	STOCK OPTIONS

(a)                 Nature of Stock Option Awards. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)                 Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c)                 Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

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(d)                 Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)                 Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

(i)                   In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)                 Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)                By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(iv)               With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

(f)                  Payment upon Exercise. Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

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(g)                 Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.	STOCK APPRECIATION RIGHTS

(a)                 Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(b)                 Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(c)                 Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined at the time of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7.	RESTRICTED STOCK AWARDS

(a)                 Nature of Restricted Stock Awards. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of Performance Goals. The terms and conditions of each such Award shall be determined by the Administrator and set forth in an Award Certificate, and such terms and conditions may differ among individual Awards and grantees.

(b)                 Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Stock, subject to such conditions contained in the Restricted Stock Award Certificate. Unless the Administrator shall otherwise determine, (i) uncertificated Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock Award is vested as provided in Section 7(d) below, and (ii) certificated Stock shall remain in the possession of the Company until such Restricted Stock Award is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)                 Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock Award that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock Award that is represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

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(d)                 Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of Performance Goals, objectives and other conditions on which the non-transferability of the Restricted Stock Award and the Company’s right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock Award granted to an employee shall be based upon the attainment of a Performance Goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock Award granted to employees shall have a time-based restriction, the total restriction period with respect to such shares shall not be less than three years; provided, however, that Restricted Stock Awards with a time-based restriction may become vested incrementally over such three-year period. Subsequent to such date or dates and/or the attainment of such Performance Goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock Awards and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock Awards that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries, and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.	RESTRICTED STOCK UNITS

(a)                 Nature of Restricted Stock Units. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of Performance Goals. The terms and conditions of each such Award shall be determined by the Administrator and set forth in an Award Certificate, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that any such Restricted Stock Units granted to employees shall be based upon the attainment of a Performance Goal, the restriction period with respect to such Award shall not be less than one year, and in the event any such Restricted Stock Units granted to employees shall have a time-based restriction, the total restriction period with respect to such Award shall not be less than three years; provided, however, that any Restricted Stock Units with a time-based restriction may become vested incrementally over such three-year period. At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. To the extent that an Award of Restricted Stock Units is subject to Section 409A, the Award may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b)                 Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

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(c)                 Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

(d)                 Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.	UNRESTRICTED STOCK AWARDS

(a)                 Nature of Unrestricted Stock Awards. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

(b)                 Rights as a Stockholder. Upon the grant of the Unrestricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Stock underlying the Unrestricted Stock Award.

SECTION 10.	CASH-BASED AWARDS

The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number and amounts and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator shall determine.

SECTION 11.	PERFORMANCE SHARE AWARDS

(a)                 Nature of Performance Share Awards. The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the Performance Cycle, and such other limitations and conditions as the Administrator shall determine.

(b)                 Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

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(c)                 Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.	DIVIDEND EQUIVALENT RIGHTS

(a)                 Dividend Equivalent Rights. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award, Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of Restricted Stock Units, a Restricted Stock Award or Performance Share Award may also contain terms and conditions different from such other Award.

(b)                 Interest Equivalents. Any Award that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified in the Award Certificate.

(c)                 Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of an Award of Restricted Stock Units, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 13.	TRANSFERABILITY OF AWARDS

(a)                 Transferability. Except as provided in Section 13(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

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(b)                 Administrator Action. Notwithstanding Section 13(a), the Administrator, in its discretion, may provide either in the Award Certificate or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c)                 Family Member. For purposes of Section 13(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)                 Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 14.	TAX WITHHOLDING

(a)                 Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)                 Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 15.	SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

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SECTION 16.	TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)                 a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)                 an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 17.	AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash. To the extent required under the rules of any securities exchange or market system on which the Stock is listed or to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 17 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 18.	STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 19.	GENERAL PROVISIONS

(a)                 No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

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(b)                 Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)                 Stockholder Rights. Until Stock is deemed delivered in accordance with Section 19(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)                 Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)                 Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)                  Forfeiture of Awards under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

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SECTION 20.	EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 21.	GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Utah, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: [_] [_], 2020

DATE APPROVED BY STOCKHOLDERS: [ ][_], 2020

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com

TELKONET, INC.
Annual Meeting of Stockholders
May 28, 2020
This proxy is solicited by the Board of Directors

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELKONET, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2020 AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned, being a stockholder of Telkonet, Inc. ("Telkonet"), hereby authorizes Jason L. Tienor and Richard E. Mushrush, and each of them, with the full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Telkonet to be held at Telkonet, Inc., 20800 Swenson Dr. Suite 175, Waukesha, WI 53186 on May 28, 2020, at 1:00 p.m., local time, and at any adjournment or postponement thereof, with respect to all votes that the undersigned would be entitled to cast, if then personally present, as appears on the reverse side of this proxy.

In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting and upon such other matters as may properly come before the meeting. This proxy may be revoked at any time before it is exercised.

Shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock of Telkonet will be voted as specified. **If no specification is made, shares will be voted FOR each of the nominees for director listed on the reverse side, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, and IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES as to any other matter which may properly come before the Meeting.**

Continued and to be signed on reverse side.

0000455371_2

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Leland D. Blatt
02) Arthur E. Byrnes
03) Peter T. Kross
04) Tim S. Ledwick
05) Jason L. Tienor

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. TO RATIFY THE APPOINTMENT OF WIPFLI, LLP AS OUR INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020.	☐	☐	☐
3. TO APPROVE THE TELKONET, INC. 2020 STOCK OPTION AND INCENTIVE PLAN.	☐	☐	☐
4. TO PROVIDE A NON-BINDING ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	☐	☐	☐

Please sign exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000455371_1